Exhibit 10.1.12
CIBC
Commercial Banking
August 25, 2008
Ceramic Protection Corporation
Attention: Jason Williams, Chief Financial Officer
1649 Northwest 136th Avenue
Sunrise, Florida
33323

Re:	Credit Agreement dated September 21, 2004 between Ceramic Protection Corporation (the “Borrower”) and Canadian Imperial Bank of Commerce (“CIBC”), as amended by the First Amending Agreement dated May 25, 2006, the Second Amending Agreement dated March 8, 2007, the Third Amending Agreement dated September 12, 2007, the Fourth Amending Agreement dated November 14, 2007, the Fifth Amending Agreement dated January 4, 2008, the Sixth Amending Agreement dated April 11, 2008, the Seventh Amending Agreement dated June 30, 2008, the extension of deliveries letter dated July 16, 2008, the Eighth Amending Agreement dated July 31, 2008, the extension of deliveries letter dated August 8, 2008 and the extension of deliveries letter August 15, 2008 (as amended, the “Credit Agreement”)
Dear Sirs:
CIBC, as Agent under the Credit Agreement, hereby offers to the Borrower to extend certain deliveries as required in Section 16 of the Credit Agreement. In furtherance of the foregoing, the Credit Agreement will be amended by deleting reference to the date “August 22, 2008” in Section 16.1(s) and replacing with “August 29, 2008”.
In addition to the foregoing, CIBC acknowledges receipt of the final inventory appraisal report prepared by GAG.
Kindly provide your acceptance of this offer by signing this letter where indicated and either faxing or emailing us a signed copy at your earliest convenience, but in any event no later than the close of business on August 25, 2008.
If you require further information, please do not hesitate to contact the writer.
Regards,

CANADIAN IMPERIAL BANK OF COMMERCE, as Agent

Per:	/s/ Ian MacInnis

Name:	Ian MacInnis
Title:	Authorized Signatory

Per: Name:	/s/ James Uson James Uson
Title:	Authorized Signatory

Accepted effective the 25th day of August, 2008

CERAMIC PROTECTION CORPORATION

Per: Name:	/s/ Stephen Giordanella Stephen Giordanella
Title:	Director

Per: Name:	/s/ Larry Moeller Larry Moeller
Title:	Director
Acknowledged and consented to effective the 25th day of August, 2008

CERAMIC PROTECTION CORPORATION OF AMERICA		CPC HOLDING CORPORATION OF AMERICA

Per: Name:	/s/ Stephen Giordanella Stephen Giordanella	Per: Name:	/s/ Stephen Giordanella Stephen Giordanella
Title:	Director	Title:	Director

Per: Name:	/s/ Larry Moeller Larry Moeller	Per: Name:	/s/ Larry Moeller Larry Moeller
Title:	Director	Title:	Director

PROTECTIVE PRODUCTS INTERNATIONAL CORP.

Per: Name:	/s/ Stephen Giordanella Stephen Giordanella
Title:	Director

Per: Name:	/s/ Larry Moeller Larry Moeller
Title:	Director

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